ALPHASIMPLEX MULTI-ASSET FUND

Supplement dated January 14, 2021 to the AlphaSimplex Multi-Asset Fund's Prospectus and Statement of Additional Information, each dated May 1, 2020, as may be revised or supplemented from time to time.

On January 14, 2021, the AlphaSimplex Multi-Asset Fund (the "Fund") was liquidated. The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.